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                                                                   EXHIBIT 10.26









                                 COMPUSA INC.
                           DEFERRED COMPENSATION PLAN
                (Amended and Restated Effective January 1, 1997)
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                                 COMPUSA INC.
                           DEFERRED COMPENSATION PLAN
                (Amended and Restated Effective January 1, 1997)

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----

                                   ARTICLE I
                                  DEFINITIONS

 1.1  "401(k) Plan".........................................................  1
 1.2  "401(k) Plan Election"................................................  1
 1.3  "Affiliate"...........................................................  1
 1.4  "Beneficiary".........................................................  1
 1.5  "Board"...............................................................  1
 1.6  "Change In Control"...................................................  1
 1.7  "Code"................................................................  1
 1.8  "Committee"...........................................................  1
 1.9  "Common Stock"........................................................  2
1.10  "Company".............................................................  2
1.11  "Compensation"........................................................  2
1.12  "Compensation Committee"..............................................  2
1.13  "Compensation Deferrals"..............................................  2
1.14  "Disability"..........................................................  2
1.15  "Eligible Employee"...................................................  2
1.16  "Employers"...........................................................  2
1.17  "ERISA"...............................................................  2
1.18  "Financial Hardship"..................................................  2
1.19  "Hypothetical Investment Funds".......................................  3
1.20  "Matching Contributions"..............................................  3
1.21  "Maximum 401(k) Plan Amount"..........................................  3
1.22  "Normal Retirement Date"..............................................  3
1.23  "Participant".........................................................  3
1.24  "Participant's Account"...............................................  3
1.25  "Plan"................................................................  3
1.26  "Plan Year"...........................................................  3
1.27  "Supplemental Matching Contributions".................................  3
1.28  "Trust"...............................................................  3
1.29  "Year of Vesting Service".............................................  3

                                   ARTICLE II
                                 PARTICIPATION

2.1   Participation.........................................................  3
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      2.1.1  Participation in Full Plan Year................................  4
      2.1.2  Participation in Partial Plan Year.............................  4
      2.1.3  No Election Changes During Plan Year...........................  4
      2.1.4  Specific Timing and Method of Election.........................  4
2.2   Hardship Suspension of Participation..................................  4
2.3   Termination of Participation..........................................  4

                                  ARTICLE III
               COMPENSATION DEFERRALS, MATCHING CONTRIBUTIONS AND
                      SUPPLEMENTAL MATCHING CONTRIBUTIONS

3.1   Compensation Deferrals................................................  4
3.2   Crediting of Compensation Deferrals...................................  5
3.3   Matching Contributions................................................  5
3.4   Crediting of Matching Contributions...................................  5
3.5   Supplemental Matching Contributions...................................  5
3.6   Crediting of Supplemental Matching Contributions......................  5
3.7   Election Regarding 401(k) Plan........................................  6
      3.7.1  401(k) Plan Election...........................................  6
      3.7.2  Maximum 401(k) Plan Amount.....................................  6

                                   ARTICLE IV
                                   ACCOUNTING

4.1   Participants' Accounts.................................................  6
4.2   Participants Remain Unsecured Creditors................................  7
4.3   Accounting Methods.....................................................  7
4.4   Account Statements.....................................................  7
4.5   Investments............................................................  7

                                   ARTICLE V
                                 DISTRIBUTIONS

5.1   Normal Time for Distribution...........................................  7
5.2   Beneficiary Designations...............................................  8
5.3   Financial Hardship.....................................................  8
5.4   Payments to Incompetents...............................................  8
5.5   Undistributable Accounts...............................................  8
5.6   Committee Discretion...................................................  8

                                   ARTICLE VI
                                    VESTING

6.1   Vesting in Compensation Deferral Accounts..............................  9

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6.2   Vesting in Matching and Supplemental Matching Contribution Accounts....  9
      6.2.1  Termination.....................................................  9
      6.2.2  Accelerated Vesting.............................................  9
6.3   Transfers of Employment................................................ 10

                                  ARTICLE VII
                                 ADMINISTRATION

7.1   Plan Administrator..................................................... 10
7.2   Committee.............................................................. 10
7.3   Actions by Committee................................................... 10
7.4   Powers of Committee.................................................... 10
7.5   Decisions of Committee................................................. 11
7.6   Administrative Expenses................................................ 11
7.7   Eligibility to Participate............................................. 11
7.8   Indemnification........................................................ 11

                                  ARTICLE VIII
                                    FUNDING

8.1   Unfunded Plan.......................................................... 12
8.2   Trust.................................................................. 12

                                   ARTICLE IX
                           AMENDMENT AND TERMINATION

9.1   Company's Obligations Limited.......................................... 12
9.2   Right to Amend or Terminate............................................ 12
9.3   Effect of Termination.................................................. 12
9.4   Disposition of Affiliates.............................................. 13

                                   ARTICLE X
                               GENERAL PROVISIONS

10.1   Participation by Affiliates........................................... 13
10.2   Inalienability........................................................ 13
10.3   Rights and Duties..................................................... 13
10.4   No Enlargement of Employment Rights................................... 13
10.5   Apportionment of Costs and Duties..................................... 13
10.6   Contributions Not Counted Under Other Employee Benefit Plans.......... 14
10.7   Applicable Law........................................................ 14
10.8   Severability.......................................................... 14
10.9   Captions.............................................................. 14
10.10  Gender and Number..................................................... 14

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                                    - iv -
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                                  COMPUSA INC.
                           DEFERRED COMPENSATION PLAN
                (Amended and Restated Effective January 1, 1997)

          CompUSA Inc., a Delaware corporation, established the CompUSA Inc. Deferred Compensation Plan, effective as of November 1, 1995, for the benefit of a select group of management and highly compensated employees of the Company and its participating Affiliates, in order to provide such employees with certain deferred compensation benefits. The Plan is amended and restated effective January 1, 1997, upon the following terms and conditions. The Plan is an unfunded deferred compensation plan that is intended to qualify for the exemptions provided in Sections 201, 301 and 401 of ERISA. The Plan is an excess benefit plan (within the meaning of Section 240.16b-3(b)(2) of the regulations promulgated under the Securities Exchange Act of 1934) with respect to the CompSavings Plan for Employees of CompUSA Inc.


                                   ARTICLE I
                                  DEFINITIONS

          As used in the Plan, the following terms have the following meanings unless a different meaning is plainly required by the context:

          1.1 "401(K) PLAN" means the CompSavings Plan for Employees of CompUSA Inc., as amended from time to time.

          1.2 "401(K) PLAN ELECTION" has the meaning ascribed to such term in
Section 3.7.

          1.3 "AFFILIATE" means a corporation, trade or business which is, together with any Employer, a member of a controlled group of corporations or an affiliated service group or under common control (within the meaning of Code
Section 414(b), (c) or (m)), but only for the period during which such other entity is so affiliated with any Employer.

          1.4 "BENEFICIARY" means the person or persons entitled to receive benefits under the Plan upon the death of a Participant as provided in Section 5.2.

          1.5 "BOARD" means the Board of Directors of the Company as constituted from time to time or any committee of such Board that has been authorized by the Board to act on behalf of the Board with respect to the Plan and the Trust.

          1.6 "CHANGE IN CONTROL" has the meaning ascribed to such term in
Section 6.2.2.

          1.7 "CODE" means the Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code includes such section, any regulation promulgated thereunder, and any comparable provision of any future legislation amending, supplementing or superseding such section.
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          1.8  "COMMITTEE" means the CompSavings Plan Committee as it may be constituted from time to time pursuant to the 401(k) Plan. In the administration of the Plan, the Committee shall have all powers allocated to the Committee in connection with the administration of the 401(k) Plan and all powers specifically set out in Article VII of the Plan.

          1.9 "COMMON STOCK" means the common stock, par value $.01 per share, of the Company.

          1.10 "COMPANY" means CompUSA Inc., a Delaware corporation.

          1.11 "COMPENSATION" has the same meaning ascribed to the term "Pay" (determined without regard to the limitation imposed in the 401(k) Plan by Code
Section 401(a)(17)) with respect to each Participant in the 401(k) Plan, together with all Compensation Deferrals under the Plan by such Participant during the same period.

          1.12 "COMPENSATION COMMITTEE" means the Compensation Committee of the Board as it may be constituted from time to time.

          1.13 "COMPENSATION DEFERRALS" means the amounts credited to Participants' Accounts under the Plan pursuant to their deferral elections made in accordance with Section 2.1.

          1.14 "DISABILITY" has the same meaning ascribed to such term in the 401(k) Plan.

          1.15 "ELIGIBLE EMPLOYEE" means an employee of an Employer who (i) is eligible to participate in the 401(k) Plan, and (ii) satisfies such additional eligibility requirements as the Compensation Committee may establish from time to time. It shall be the policy of the Compensation Committee to limit eligibility for participation in the Plan to a select group of management and highly compensated employees of the Employers.

          1.16 "EMPLOYERS" means the Company and each of its Affiliates that adopts the Plan. With respect to an individual Participant, the term "Employer" means the Company or its Affiliate that has adopted the Plan and that directly employs such Participant.

          1.17 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended. Reference to a specific section of ERISA includes such section, any regulation promulgated thereunder, and any comparable provision of any future legislation amending, supplementing or superseding such section.

          1.18 "FINANCIAL HARDSHIP" means a severe financial emergency that is caused by a sudden and unexpected accident, illness or other event beyond the control of the Participant that, without a suspension of deferrals or accelerated distribution (as the case may be), would result in a severe financial burden to the Participant or a member of the Participant's immediate family. A Financial Hardship does not exist to the extent that the hardship may be relieved by

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(a) reimbursement or compensation by insurance, or (b) by liquidation of the
Participant's other assets (to the extent such liquidation itself would not cause a severe financial hardship).

          1.19 "HYPOTHETICAL INVESTMENT FUNDS" means the hypothetical investment funds used for tracking investment performance under the Plan. The number, identity and composition of the Hypothetical Investment Funds shall be determined from time to time by the Committee. It shall be the policy of the Committee to maintain Hypothetical Investment Funds under the Plan that are similar to the actual investment funds under the 401(k) Plan.

          1.20 "MATCHING CONTRIBUTIONS" means the amounts credited to Participants' Accounts in accordance with Section 3.4.

          1.21 "MAXIMUM 401(K) PLAN AMOUNT" has the meaning ascribed to such term in Section 3.7.

          1.22 "NORMAL RETIREMENT DATE" has the same meaning ascribed to such term in the 401(k) Plan.

          1.23 "PARTICIPANT" means an Eligible Employee who (a) has become a Participant in the Plan pursuant to Section 2.1 and (b) has not ceased to be a Participant pursuant to Section 2.3.

          1.24 "PARTICIPANT'S ACCOUNT" or "ACCOUNT" means as to any Participant the separate account maintained on the books of the Employers in order to reflect the Participant's interest in the Plan.

          1.25 "PLAN" means the CompUSA Inc. Deferred Compensation Plan as set forth in this instrument and as hereafter amended from time to time.

          1.26  "PLAN YEAR" means the calendar year.

          1.27 "SUPPLEMENTAL MATCHING CONTRIBUTIONS" means the amounts credited to Participants' Accounts in accordance with Section 3.6.

          1.28 "TRUST" means the CompUSA Inc. Deferred Compensation Trust entered into by and between the Company and Wells Fargo Bank, N.A., as trustee.

          1.29 "YEAR OF VESTING SERVICE" has the same meaning ascribed to such term in the 401(k) Plan.

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                                   ARTICLE II
                                 PARTICIPATION


          2.1 PARTICIPATION. Each Eligible Employee's decision to become a Participant shall be entirely voluntary.

              2.1.1 PARTICIPATION IN FULL PLAN YEAR. An Eligible Employee may elect to become a Participant (or to continue or reinstate such person's active participation) in the Plan for any Plan Year by electing, no later than December 31 of the preceding Plan Year, to make Compensation Deferrals under the Plan. An election under this
          Section 2.1.1 to make Compensation Deferrals shall be effective only for the Plan Year with respect to which the election is made.

              2.1.2 PARTICIPATION IN PARTIAL PLAN YEAR. Each individual who becomes an Eligible Employee after the first day of a Plan Year by hire or change in the Plan's eligibility provisions may become a Participant in the Plan by electing, within 30 days after the date such person becomes an Eligible Employee, to make Compensation Deferrals under the Plan. An election under this Section 2.1.2 to make Compensation Deferrals shall be effective only for the whole calendar months that remain in the Plan Year with respect to which the election is made.

              2.1.3 NO ELECTION CHANGES DURING PLAN YEAR. A Participant may not change or revoke a Compensation Deferral election for a Plan Year after such election is effective except as provided in Section 2.2.

              2.1.4 SPECIFIC TIMING AND METHOD OF ELECTION. Notwithstanding any contrary provision of this Section 2.1, the Committee, in its sole discretion, shall determine the manner and times for Participants to make Compensation Deferral elections. The times prescribed by the Committee may be earlier than the times specified in Sections 2.1.1 and 2.1.2 but shall not be later than the times prescribed in such Sections.

          2.2 HARDSHIP SUSPENSION OF PARTICIPATION. In the event that a Participant incurs a Financial Hardship, the Committee, in its sole discretion, may suspend the Participant's Compensation Deferral election for the remainder of the Plan Year. However, an election to make Compensation Deferrals under
Section 2.1 shall be irrevocable as to amounts deferred through the effective date of any suspension made in accordance with this Section 2.2.

          2.3 TERMINATION OF PARTICIPATION. An Eligible Employee who has become a Participant shall remain a Participant until such Participant's entire vested Account is distributed. However, an Eligible Employee who has become a Participant may or may not be an active Participant making Compensation Deferrals for a particular Plan Year depending upon whether such person has elected to make Compensation Deferrals for such Plan Year.

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                                  ARTICLE III
               COMPENSATION DEFERRALS, MATCHING CONTRIBUTIONS AND
                      SUPPLEMENTAL MATCHING CONTRIBUTIONS


          3.1 COMPENSATION DEFERRALS. At the times and in the manner prescribed in Section 2.1, each Eligible Employee may elect to defer portions of such person's Compensation and to have the amounts of such deferrals credited to such person's Account under the Plan on the books of the Employers. For each Plan Year, an Eligible Employee may elect to defer an amount equal to any whole percentage of the Participant's Compensation, provided that the percentage elected by the Participant shall not exceed 15% of such Participant's Compensation.

          3.2 CREDITING OF COMPENSATION DEFERRALS. The amounts deferred pursuant to Section 3.1 shall reduce the Participant's Compensation during the Plan Year and shall be credited to the Participant's Account as soon as practicable after the last day of each payroll period in which the amounts (but for the deferral) would have been paid to the Participant. For each payroll period, the dollar amount to be deferred from each Compensation payment shall be determined by the Committee using such procedures as it shall adopt from time to time.

          3.3 MATCHING CONTRIBUTIONS. Following the end of each Plan Year in which Compensation Deferrals are made under the Plan, each Participant's Employer shall credit the Participant's Matching Contribution Account with an amount equal to 25% of each Participant's Compensation Deferrals for that Plan Year. The amount of Compensation Deferrals for any Plan Year that may be taken into account under this Section 3.3 for any Participant shall not exceed the lesser of the following: (a) 5% of the Participant's Compensation for the Plan Year and (b) the limit on elective deferrals for the Plan Year as specified in Code Section 402(g)(1) (as adjusted pursuant to Code Section 402(g)(5)). For each Plan Year, a Participant shall be eligible to receive an allocation of Matching Contributions only if the Participant would have been eligible to receive an allocation of matching contributions under the 401(k) Plan if the Participant's Compensation Deferrals had been made pursuant to the 401(k) Plan. The obligations of a Participant's Employer to credit Matching Contributions under the Plan with respect to the Participant shall be offset by the amount of any matching contributions paid or accrued by any Employer with respect to the Participant under the 401(k) Plan.

          3.4 CREDITING OF MATCHING CONTRIBUTIONS. Subject to the final sentence of the preceding Section 3.3, Matching Contributions on behalf of a Participant for a Plan Year shall be credited to the Participant's Matching Contribution Account as soon as practicable after the last day of such Plan Year in accordance with Section 3.3. For each Plan Year, the dollar amount of Matching Contributions shall be determined by the Committee using such procedures as it shall adopt from time to time.

          3.5 SUPPLEMENTAL MATCHING CONTRIBUTIONS. From time to time, the Compensation Committee may determine that Supplemental Matching Contributions shall be credited with respect to a Participant's Compensation Deferrals on such terms and conditions as the Compensation Committee may specify in its sole discretion.

          3.6 CREDITING OF SUPPLEMENTAL MATCHING CONTRIBUTIONS. Any Supplemental Matching Contributions made on behalf of a Participant shall be credited to the Participant's Supplemental

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Matching Account as of the date specified by the Compensation Committee.  The dollar amount of Supplemental Matching Contributions credited to any Participant's Account shall be determined by the Committee using such procedures as it shall adopt from time to time.

          3.7 ELECTION REGARDING 401(K) PLAN. For the Plan Year beginning on January 1, 1996 and ending on December 31, 1996, each Participant may make a 401(k) Plan Election for a Plan Year at the same time that the Participant makes a Compensation Deferral Election for that Plan Year. All 401(k) Plan Elections shall be made in the form and manner and at the time specified by the Committee. If a Participant makes a 401(k) Plan Election, the Participant's Maximum 401(k) Plan Amount shall be transferred from the Plan to the 401(k) Plan in accordance with such election. If a Participant fails to make a 401(k) Plan Election for a Plan Year, the Participant's Maximum 401(k) Plan Amount for that Plan Year shall be paid in cash to the Participant as soon as practicable following the end of the Plan Year (but in no event later than March 15 of the immediately following Plan Year). Any amounts not transferred or distributed in accordance with this
Section 3.7 shall continue to be subject to the provisions of the Plan.

               3.7.1 401(K) PLAN ELECTION. A 401(k) Plan Election is an election by the Participant to have the Participant's Maximum 401(k) Plan Amount for such Plan Year transferred as soon as practicable following the end of that Plan Year (but in no event later than March 15 of the immediately following Plan Year) from the Plan to the 401(k) Plan.

               3.7.2 MAXIMUM 401(K) PLAN AMOUNT. With respect to each Participant for each Plan Year, the Participant's Maximum 401(k) Plan Amount is an amount equal to the lesser of (a) or (b), where (a) is the maximum amount of Compensation Deferrals (excluding all deemed investment earnings thereon) for such Plan Year that could otherwise have been made for such Plan Year on behalf of the Participant to the 401(k) Plan, subject to the actual deferral percentage test applicable to the 401(k) Plan and the limitation on the amount of elective deferrals under Code Section 402(g) applicable to the Participant; or
          (b) the Participant's Compensation Deferrals for such Plan Year.


                                   ARTICLE IV
                                   ACCOUNTING

          4.1 PARTICIPANTS' ACCOUNTS. At the direction of the Committee, there shall be established and maintained on the books of the Company for each Employer a separate Account for each Participant to which shall be credited all of the Participant's Compensation Deferrals, Matching Contributions and any Supplemental Matching Contributions together with deemed investment earnings and losses on such amounts. Each Participant's Account shall be comprised of one or more separate subaccounts including without limitation the following:

               4.1.1 A Compensation Deferral Account to which the Participant's Compensation Deferrals shall be credited together with deemed investment earnings and losses thereon;

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               4.1.2 A Matching Contribution Account to which the Participant's
          Matching Contributions shall be credited together with deemed investment earnings and losses thereon; and

               4.1.3 A Supplemental Matching Contribution Account to which the Participant's Supplemental Matching Contributions (if any) shall be credited together with deemed investment earnings and losses thereon.

          The deemed investment earnings and losses on a Participant's subaccounts shall be based on the investment performance of the Hypothetical Investment Funds with respect to such subaccounts; provided that no actual investment shall be made in such Hypothetical Investment Funds with respect to a Participant.

          4.2 PARTICIPANTS REMAIN UNSECURED CREDITORS. All amounts credited to a Participant's Account under the Plan shall continue for all purposes to be a part of the general assets of the Employers. Each Participant's interest in the Participant's Account shall make the Participant only a general, unsecured creditor of the Employers.

          4.3 ACCOUNTING METHODS. The accounting methods and procedures to be used under the Plan for the purpose of maintaining the Participants' Accounts, including the calculation and crediting of deemed investment earnings and losses, shall be determined by the Committee in its sole discretion. The accounting methods and procedures selected by the Committee may be revised from time to time.

          4.4 ACCOUNT STATEMENTS. The Committee shall cause a statement of each Participant's Account to be furnished to the Participant at least annually.

          4.5 INVESTMENTS. All amounts accumulated pursuant to the Plan shall for all purposes be a part of the general assets of the Employers. Each Participant's interest in the Plan shall make the Participant only a general creditor of the Employers, and no actual investments shall be made on behalf of Participants in the Plan. It shall be the policy of the Committee that any assets accumulated in the Trust shall be invested in the Hypothetical Investment Funds in accordance with each Participant's investment fund election under the 401(k) Plan. From time to time but not less often than quarterly, the Committee shall review each Participant's 401(k) Plan investment fund election and cause the allocation of assets in the Hypothetical Investment Funds and future contributions thereto to be adjusted to reflect each Participant's 401(k) Plan investment fund election. The Committee may establish such rules and procedures as it deems necessary or appropriate to provide for the investment of any assets accumulated in the Trust.

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                                   ARTICLE V
                                 DISTRIBUTIONS

          5.1 NORMAL TIME FOR DISTRIBUTION. Subject to Sections 5.3 and 5.6, distribution of the balance credited to a Participant's Account shall be made in a single payment as soon as practicable following the Participant's termination of employment with the Company and all Affiliates but in no event shall such amount be distributed later than the last day of the Plan Year following the Plan Year in which the Participant terminated employment. The distribution shall be paid in cash except that any portion of a Participant's Account that is deemed to be invested in a Hypothetical Investment Fund wholly or primarily invested in Common Stock may, if requested by the Participant, be paid in the form of whole shares of Common Stock and cash in lieu of fractional shares.

          5.2 BENEFICIARY DESIGNATIONS. By electing to participate in the Plan, each Participant agrees that his designated Beneficiary determined for purposes of the 401(k) Plan shall be the Participant's designated Beneficiary for purposes of the Plan.

          5.3 FINANCIAL HARDSHIP. In the event that a Participant suffers a Financial Hardship, the Committee, in its sole discretion and notwithstanding any contrary provision of the Plan, may determine that all or part of the Participant's Account shall be paid to the Participant immediately; provided that the amount paid to the Participant pursuant to this Section 5.3 shall be limited to the amount reasonably necessary to alleviate such Financial Hardship. Payment under this Section 5.3 may not be made to the extent that such Financial Hardship may be relieved by suspension of the Participant's Compensation Deferrals in accordance with Section 2.2.

          5.4 PAYMENTS TO INCOMPETENTS. If any amount is due to be paid to a minor or if the Committee reasonably believes that any payee is legally incapable of receiving any payment due such person, the Committee shall have the payment of such amount or any part thereof made to the person or institution that it reasonably believes is caring for or supporting the payee unless the Committee has received notice of a claim for such amount from a legally appointed guardian or conservator of the payee. Any payment shall, to the extent thereof, be a complete discharge of any liability under the Plan and of the Employers to the payee.

          5.5 UNDISTRIBUTABLE ACCOUNTS. Each Participant and (in the event of death) the Participant's Beneficiary shall keep the Committee advised of such person's mailing address. If the Committee is unable to locate the Participant or Beneficiary to whom a Participant's Account is payable under this Article 5, the Participant's Account shall continue to be credited with deemed investment earnings and losses in accordance with Section 4.5. Accounts that, in accordance with the preceding sentence, have been undistributable for a period of 36 months after the Participant's termination of employment shall be forfeited from the Trust to the Participant's Employer as of the end of such 36th month. If a Participant whose Account is forfeited under this Section 5.5 (or the Participant's Beneficiary) files a claim for distribution of the Account after the date that the Account is forfeited and if the Committee determines that such claim is valid, then the Participant's Employer shall reinstate and distribute the Participant's forfeited Account (determined without regard to investment earnings or losses after the date of forfeiture) as soon as practicable.

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          5.6  COMMITTEE DISCRETION.  Within the provisions of this Article 5, the Committee shall have sole discretion to determine the specific timing of the payment of any Account under the Plan.


                                   ARTICLE VI
                                    VESTING

          6.1  VESTING IN COMPENSATION DEFERRAL ACCOUNTS.  Subject to Section
8.1 (relating to creditor status) and Section 9.2 (relating to amendment and termination of the Plan), a Participant's interest in the balance credited to the Participant's Compensation Deferral Account shall at all times be fully vested and nonforfeitable.

          6.2 VESTING IN MATCHING AND SUPPLEMENTAL MATCHING CONTRIBUTION ACCOUNTS. Subject to Section 8.1 and Section 9.2, a Participant's interest in the Participant's Matching Contribution Account and Supplemental Matching Contribution Account shall become fully vested and nonforfeitable in accordance with the following schedule:

                   Number of Years
                 of Vesting Service      Vested Percentage
                 ------------------      -----------------

                 less than 1                      0%
                 1 but less than 2               25%
                 2 but less than 3               50%
                 3 but less than 4               75%
                 4 or more                      100%

               6.2.1 TERMINATION. Upon termination of the Participant's employment with the Company and all Affiliates, the vested portion of the Participant's Matching Contribution Account and Supplemental Matching Contribution Account shall be distributable to the Participant in the manner and at the time set forth in Article 5, and the unvested portion of such Accounts shall be permanently forfeited from the Participant's Account. Forfeitures resulting under the Plan shall be used to offset the amount of future Matching Contributions and Supplemental Matching Contributions.

               6.2.2 ACCELERATED VESTING. Notwithstanding the foregoing but subject to Section 8.1 and Section 9.2, a Participant's interest in the Participant's Matching Contribution Account and Supplemental Matching Contribution Account shall become fully vested and nonforfeitable upon the earlier to occur of the following: (a) the Participant's Normal Retirement Date if the Participant is employed by an Employer or Affiliate on that date; (b) the Participant's termination of employment with the Company and all Affiliates due to the Participant's death; or (c) a Change In Control. For purposes of this Section 6.2.2, a "Change In Control" will be deemed to have occurred when any Person meets the requirements for becoming an Acquiring Person, whether or not a Distribution Date occurs

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          or the Rights are redeemed by the Company, as those terms are defined in the Rights Agreement between the Company and Bank One, Texas, N.A. as Rights Agent (First Interstate Bank of Texas, N.A. became successor Rights Agent as of November 1, 1995), dated as of April 29, 1994 (the "Rights Agreement"); provided that a Change In Control shall not be deemed to have occurred for purposes of this Section 6.2.2 with respect to any Person meeting the requirements of clauses (i) and (ii) of Rule 13d-1(b)(1) promulgated under the Securities Exchange Act of 1934, as amended.

          6.3 TRANSFERS OF EMPLOYMENT. The transfer of a Participant from employment with an Employer to employment with an Affiliate shall not constitute a termination of employment under the Plan. A Participant's employment for purposes of the Plan shall be deemed to have terminated upon termination of the Participant's employment with all Affiliates.


                                  ARTICLE VII
                                 ADMINISTRATION

          7.1 PLAN ADMINISTRATOR. The Company is designated as the administrator of the Plan within the meaning of Section 3(16)(A) of ERISA.

          7.2 COMMITTEE. The Plan shall be administered by the Committee. The Committee shall have the authority to control and manage the operation and administration of the Plan. Any member of the Committee may resign at any time by notice in writing mailed or delivered to the Secretary of the Company.

          7.3 ACTIONS BY COMMITTEE. Each decision of a majority of the members of the Committee then in office shall constitute the final and binding act of the Committee. The Committee may act (a) at meetings called or held in person or by conference telephone call and (b) by unanimous written consent and shall keep minutes of all meetings held and a record of all actions taken by unanimous written consent.

          7.4 POWERS OF COMMITTEE. The Committee shall have all powers and discretion necessary or appropriate to supervise the administration of the Plan and to control its operation in accordance with its terms including without limitation the following powers:

               7.4.1 to interpret and determine the meaning and validity of the provisions of the Plan and to determine any question arising under, or in connection with, the administration, operation or validity of the Plan or any amendment thereto;

               7.4.2 to determine any and all considerations affecting the eligibility of any employee to become a Participant or remain a Participant in the Plan, subject to the eligibility requirements established from time to time by the Compensation Committee;

               7.4.3 to cause one or more separate Accounts to be maintained for each Participant;

               7.4.4 to cause Compensation Deferrals, Matching Contributions, Supplemental Matching Contributions and deemed investment earnings and losses thereon to be credited to Participants' Accounts;

               7.4.5 to establish and revise accounting methods or procedures as provided in Section 4.3;

               7.4.6 to determine the status and rights of Participants, their spouses, Beneficiaries, and estates;

               7.4.7 to employ such counsel, agents and advisers and to obtain such legal, clerical and other services as it may deem necessary or appropriate in carrying out the provisions of the Plan;

               7.4.8 to establish rules for the performance of its powers and duties and for the administration of the Plan;

               7.4.9 to arrange for distribution to each Participant of a statement of benefits under the Plan from time to time but not less often than annually;

               7.4.10 to publish a claims and appeal procedure satisfying the standards of Section 503 of ERISA pursuant to which individuals or estates may claim Plan benefits (including the exercise of rights purported to be granted by the Plan) and appeal denials of such claims;

               7.4.11 to delegate to any one or more of its members or to any other person, severally or jointly, the authority to perform for and on behalf of the Committee one or more of the functions of the Committee under the Plan; and

               7.4.12 to decide all issues and questions regarding Accounts and the time, form, manner and amount of distributions to Participants.

          7.5 DECISIONS OF COMMITTEE. All actions, interpretations and decisions of the Committee shall be conclusive and binding on all persons and shall be given the maximum deference allowed by law.

          7.6 ADMINISTRATIVE EXPENSES. All expenses incurred in the administration of the Plan by the Committee, or otherwise, including legal fees and expenses, shall be paid and borne by the Employers.

          7.7 ELIGIBILITY TO PARTICIPATE. No member of the Committee who is also an employee of an Employer shall be excluded from participating in the Plan if otherwise eligible, but such person shall not be entitled, as a member of the Committee, to act or pass upon any matters pertaining specifically to such person's own Account under the Plan.

          7.8 INDEMNIFICATION. By adopting the Plan, each of the Employers agrees to indemnify and hold harmless the members of the Committee from and against any and all losses, claims, damages or liabilities (including attorneys' fees and amounts paid, with the approval of the Board, in settlement of any claim) arising out of or resulting from the implementation of a duty, act or decision with respect to the Plan, so long as such duty, act or decision does not involve gross negligence or willful misconduct on the part of any such individual.


                                  ARTICLE VIII
                                    FUNDING

          8.1 UNFUNDED PLAN. All amounts credited to a Participant's Account under the Plan shall continue for all purposes to be a part of the general assets of the Employers. The interest of the Participant in the Participant's Account, including the Participant's right to distribution thereof, shall be an unsecured claim against the general assets of the Employers. In the event that an Employer (other than the Company) becomes insolvent and therefore unable to make a payment or payments under the Plan, the Company shall make such payments; provided, however, that nothing in this sentence shall make any Participant anything other than a general, unsecured creditor of the Company. Nothing contained in the Plan shall give any Participant or Beneficiary any interest in or claim against any specific assets of the Employers.

          8.2 TRUST. The Company has entered into the Trust for the purpose of funding and satisfying the Employers' obligations under the Plan. From time to time throughout each Plan Year, the Employers shall transfer an amount in cash to the Trust equal to the aggregate amount credited to Participants' Accounts as contributions pursuant to the Plan. Any payments made by the Trust pursuant to the Plan shall be in complete satisfaction of the Employers' and the Plan's obligations to make such payments.


                                   ARTICLE IX
                           AMENDMENT AND TERMINATION

          9.1 COMPANY'S OBLIGATIONS LIMITED. The Company intends to continue the Plan indefinitely and to maintain each Participant's Account until such Account is paid to the Participant (or the Participant's Beneficiary) in accordance with the provisions of the Plan. However, the Plan is voluntary on the part of the Company, and the Company does not guarantee to continue the Plan. Compensation Deferrals, Matching Contributions and Supplemental Matching Contributions may be suspended or discontinued at any time.

          9.2 RIGHT TO AMEND OR TERMINATE. The Board reserves the right to alter, amend or terminate the Plan, or any part thereof, in such manner as it may determine, at any time and for any reason. No amendment to the Plan shall be effective to decrease or impair the rights of any Participant to any portion of such Participant's Account determined under the Plan immediately prior to the adoption of such amendment. Notwithstanding the foregoing, the Plan may be amended (prospectively, retroactively or both) if necessary to comply with all laws applicable to the Plan.

          9.3 EFFECT OF TERMINATION. If the Plan is terminated pursuant to this Article 9, the balances credited to the Accounts of the affected Participants shall become fully vested and nonforfeitable and shall be distributed to such affected Participants at the time and in the manner set forth in Article 5; provided that the Compensation Committee, in its sole discretion, may authorize accelerated distribution of Participants' Accounts as of any earlier date.

          9.4 DISPOSITION OF AFFILIATES. Notwithstanding any contrary provision of the Plan, in the event that one or more Participants transfer employment to an entity that is not an Affiliate pursuant to an agreement regarding the sale of the stock or assets of an Affiliate, or a spin-off, split-up or other change in the capital structure of an Affiliate (each, an "affected Participant"), the Board, in its sole discretion, may determine that (a) the liability for amounts credited to an affected Participant's Account shall be assumed by such entity (or an affiliate thereof), and upon assumption by such entity (or affiliate thereof) of such liability, no Employer shall have any liability under the Plan to such affected Participant, or (b) the amounts credited to an affected Participant's Account shall be distributed to the Participant in a single payment following the affected Participant's termination of employment with all Affiliates.


                                   ARTICLE X
                               GENERAL PROVISIONS

          10.1 PARTICIPATION BY AFFILIATES. Affiliates of the Company may become participating Employers by adopting the Plan. Upon adoption of the Plan, an Affiliate is deemed to agree to all of the Plan's terms, including without limitation the provisions granting exclusive authority to the Board to amend the Plan and the provisions granting exclusive authority to the Committee to administer and interpret the Plan. Any Affiliate may terminate its participation in the Plan at any time.

          10.2 INALIENABILITY. In no event may either a Participant, a former Participant or such person's Beneficiary, spouse or estate sell, transfer, anticipate, assign, hypothecate or otherwise dispose of any right or interest under the Plan; and such rights and interests shall not at any time be subject to the claims of creditors of a Participant nor be liable to attachment, execution or other legal process.

          10.3 RIGHTS AND DUTIES. Neither the Employers nor the Committee shall be subject to any liability or duty under the Plan except as expressly provided in the Plan, or for any action taken, omitted or suffered in good faith.

          10.4 NO ENLARGEMENT OF EMPLOYMENT RIGHTS. Neither the establishment or maintenance of the Plan, the making of any Compensation Deferrals, nor any action of any Employer or the Committee shall be held or construed to confer upon any person any right to be continued as an employee of an Employer nor, upon dismissal, any right or interest in any specific assets of the Employers other than as provided in the Plan. Each Employer expressly reserves the right to discharge any of its employees at any time.

          10.5 APPORTIONMENT OF COSTS AND DUTIES. All acts required of the Employers under the Plan may be performed by the Company for itself and all other Employers, and the costs of the Plan may be equitably apportioned by the Committee among the Company and all other Employers. Whenever an Employer is permitted or required under the terms of the Plan to do or perform any act, matter or thing, it shall be done and performed by any officer or employee of the Employer who is authorized by the board of directors of the Employer.

          10.6 CONTRIBUTIONS NOT COUNTED UNDER OTHER EMPLOYEE BENEFIT PLANS. Compensation Deferrals, Matching Contributions and any Supplemental Matching Contributions will not be considered for purposes of contributions or benefits under any other employee benefit plan sponsored by the Employers except to the extent specifically provided herein or therein.

          10.7 APPLICABLE LAW. The Plan shall be construed, regulated and administered under ERISA and other applicable federal laws and, where not otherwise preempted, by the laws of the State of Texas.

          10.8 SEVERABILITY. If any provision of the Plan is held invalid or unenforceable, its invalidity or unenforceability shall not affect any other provisions of the Plan, and in lieu of each provision that is held invalid or unenforceable, there shall be added as part of the Plan a provision that shall be as similar in terms to such invalid or unenforceable provision as may be possible and be valid, legal and enforceable.

          10.9 CAPTIONS. The captions contained in and the table of contents prefixed to the Plan are inserted only as a matter of convenience and for reference and in no way define, limit, enlarge or describe the scope or intent of the Plan nor in any way affect the construction of any provision of the Plan.

          10.10 GENDER AND NUMBER. The masculine gender shall be deemed to denote the feminine or neuter genders, the singular to denote the plural, and the plural to denote the singular, where the context so permits.